UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010

Puda Coal, Inc.
(Exact name of registrant as specified in its charter)

333-85306
(Commission File Number)

Delaware	65-1129912
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

 426 Xuefu Street, Taiyuan, Shanxi Province,
The People’s Republic of China
(Address of principal executive offices, with zip code)

011 86 351 228 1302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to our stockholders at the 2010 Annual Meeting of Stockholders held on May 21, 2010:

1.      The election of all directors to our Board of Directors for terms expiring at our next annual stockholder meeting and until their successors are duly elected and qualified or until their earlier resignation or removal.

2.      The ratification of Moore Stephens as our independent public accounting firm for the year ending December 31, 2010.

Proxies for the 2010 Annual Meeting of Stockholders were solicited by our Board of Directors pursuant to Section 14(a) of the Securities Exchange Act, and there were no solicitations in opposition to our Board’s solicitation.  There were 19,631,880 shares our common stock entitled to one vote at the Annual Meeting and a total of 17,652,371 shares of common stock were represented at the Annual Meeting in person or proxy.  The final voting results consisting of the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.           Board of Director Election Results

Based on the proxies  previously submitted and any ballots received at the Annual Meeting, a plurality of the shares present or represented and entitled to vote were voted in favor of the first proposal and all of the nominated individuals were elected to the Board of Directors, and will serve as directors until our next annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier resignation or removal.  Below is the tabulation for each nominee:

Director Nominee	Votes For	Votes Against	Broker Non-Votes
Ming Zhao	12,582,379	146,146	6,903,355
Liping Zhu	12,581,384	147,141	6,903,355
Lawrence S. Wizel	12,594,252	134,273	6,903,355
C. Mark Tang	12,580,627	147,898	6,903,355
Jianfei Ni	12,595,983	132,542	6,903,355

2.           Ratification of Moore Stephens

The appointment of Moore Stephens as our independent registered public accounting firm was ratified. The results of the voting included 17,568,883 votes for, 71,708 votes against, and 11,780 votes abstained and 1,979,509 votes were broker non-votes.

Item 8.01    Other Events

On May 24, 2010, the Company disseminated a press release announcing the voting results discussed above.  The press release is incorporated herein by reference as Exhibit 99.1.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

The exhibits listed in the following Exhibit Index are filed or furnished, as applicable, as part of this report.

Exhibit No.	Description

99.1	Press Release of Puda Coal, Inc. dated May 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUDA COAL, INC.

Date: May 25, 2010	By:	/s/ Qiong Wu
Qiong Wu
Chief Financial Officer